Exhibit 10.4

AMENDMENT NO. 2

WHEREAS the parties executed as of December 11, 2009, an agreement (the “Agreement”), by and among, Diamond Technologies Inc., a Nevada corporation whose principal office is located at 2795 Barton Street East, Unit 5, Hamilton, ON L8E 2J8 (“DTI”); and John Cecil, Grace Cecil, Samuel Baker and Carlo Baker, who are directors and shareholders of Rophe Medical Technologies Inc., (collectively referred to as (:SELLER”); and Rophe Medical Technologies Inc., a corporation organized under the laws of Canada whose principal office is located at 255 Duncan Mills Road, Unit 504, Toronto, ON M3B 3H9 (“ROPHE”); and

WHEREAS the agreement was amended by “Amendment No. 1 to the Agreement” dated the 18th day of December, 2009 (the Agreement as so amended being hereinafter referred to as the “Amended Agreement”), and;

WHEREAS the parties desire to further amend and modify the Amended Agreement in the manner hereinafter provided;

NOW, THEREFORE, in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	The Amended Agreement is hereby further amended and modified as hereinafter provided:

2.	In satisfaction of payment to the SELLER, referred to in paragraph 1.3 (a) of the Amended Agreement of the sum of $50,000 on or before the 30th day of January 2010, DTI shall

(a)	Pay to John Cecil $35,000 by March 5th 2010 and
(b)	Pay to John Cecil $15,000 by March 31st 2010.

3.	In satisfaction of payment to the SELLER, referred to in paragraph 1.3 (a) of the Amended Agreement of the sum of $200,000 on March 31st, and $250,000 on April 30th, 2010 DTI shall

(a)	Issue to the SELLER upon the execution hereof 3,000,000 common shares of DTI in the following manner:
John Cecil – 1,400,000 common shares
Grace Cecil – 1,400,000 common shares
Samuel Baker – 100,000 common shares
Carol Baker – 100,000 common shares

(b)	Pay to John Cecil on March 31st, 2010, $50,000.

4.	Terms used herein shall have the same meanings as in the Amended Agreement.

5.	Except as hereinbefore provided all the provisions of the Amended Agreement shall remain in full force and effect.

Dated this 16th day of March, 2010.

Diamond Technologies Inc.
A Nevada Corporation

By:  VINCE LEITAO
President
I have authority to bind the corporation

Rophe Medical Technologies Inc.
A corporation organized under the laws of Canada

By:  JOHN CECIL
President
I have authority to bind the corporation